                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the  Registrant [X]
     Filed by a party other than the Registrant[ ]
     Check the appropriate box:
     [  ] Preliminary Proxy Statement         [  ] Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
     [X ]Definitive Proxy Statement
     [  ] Definitive Additional Materials
     [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                               ELLSWORTH FUND LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ]Fee paid previously with preliminary materials.
[ ]Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

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(4) Date Filed:

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

                               ELLSWORTH FUND LTD.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                            FRIDAY, JANUARY 11, 2008
                        11:00 A.M., EASTERN STANDARD TIME
                                       AT
                      THE MADISON HOTEL, ONE CONVENT ROAD,
                          MORRISTOWN, NEW JERSEY 07960


To Shareholders of Ellsworth Fund Ltd.:

     We cordially invite you to attend our 2008 Annual Meeting of Shareholders to vote on:

     1.   Electing two trustees to three year terms;

     2. Ratifying the Audit Committee's appointment of Tait, Weller & Baker LLP as independent registered public accountants for fiscal year 2008; and

     3. Transacting any other business that properly comes before the meeting or any adjournments or postponements of the meeting.

     We are holding the Annual Meeting on Friday January 11, 2008 at 11:00 a.m., Eastern Standard Time, at The Madison Hotel, located at One Convent Road, Morristown, New Jersey 07960.

     You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we ask that you return your proxy promptly so that your vote is counted. Only shareholders of record on November 14, 2007 will be entitled to vote at the meeting or any adjournment or postponement of the meeting.


                                               Thomas H. Dinsmore
                                               Chairman of the Board of Trustees
November 26, 2007

                               ELLSWORTH FUND LTD.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                JANUARY 11, 2008

                      INFORMATION ABOUT THE ANNUAL MEETING


PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Trustees of Ellsworth Fund Ltd. (the Trust) is soliciting your proxy to vote at the 2008 annual meeting of shareholders and at any adjournments or postponements of the annual meeting (the Annual Meeting). This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting.

     This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will first be sent on or about November 26, 2007 to all shareholders entitled to vote. Shareholders who owned the Trust's shares of beneficial interest on November 14, 2007 are entitled to vote. On this record date, there were 12,659,098 shares outstanding. Each share of the Trust that you own entitles you to one vote. (A fractional share has a fractional vote.)

     We are also sending along with this Proxy Statement the Trust's 2007 Annual Report, which includes our financial statements. If you have not received such report or would like to receive an additional copy, please contact Gary I. Levine at 65 Madison Avenue, Morristown, NJ 07960 or call (973) 631-1177. The Trust will furnish such report free of charge. This report is also available online at www.ellsworthfund.com.

TIME AND PLACE OF MEETING

     We are holding the Annual Meeting on Friday January 11, 2008 at 11:00 a.m., Eastern Standard Time, at The Madison Hotel, located at One Convent Road, Morristown, New Jersey 07960.

PROPOSAL TABLE

     The following table summarizes each proposal to be presented at the Annual Meeting and the page number of this proxy statement where you may find a description of the proposal:

         PROPOSAL                                                PAGE NUMBER
         --------                                                -----------
     1.   Electing trustees                                           2

     2.   Ratifying the Audit Committee's Appointment of
          Tait, Weller & Baker LLP as independent registered
          public accountants                                         11

     The Board of Trustees, including all of the independent trustees, recommend that you vote FOR Proposals 1 and 2.

HOW TO VOTE

     You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or use any of the available alternative proxy voting methods specified in the instructions that accompany this Proxy Statement.

     If you are the record owner of your shares, the available alternative proxy voting methods are telephone and Internet voting. If your shares are held by a broker, the alternative proxy voting methods may include telephone, Internet and any alternative method of voting permitted by your broker. Please see "Additional Information on Voting" on page 13 below for a further discussion of how to vote your shares.

BROKER VOTING

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposals 1 and 2 even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 1 and 2 are considered routine, the Trust does not expect to receive any broker non-votes.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

STRUCTURE OF THE BOARD OF TRUSTEES

     The Board of Trustees (the Board) is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders. Trustees in each class serve for a three-year term. Classifying the Board for election may be regarded as an "anti-takeover provision" because it has the effect of maintaining the continuity of the Board and requiring at least two years to change a majority of the Board.

     The Board currently consists of six persons. Four of the trustees are "independent," meaning they are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). Two of the Trust's trustees are "interested persons" because of their business and financial relationships with the Trust and Davis-Dinsmore Management Company (Davis-Dinsmore), the Trust's investment adviser.

     At the 2008 Annual Meeting, the terms of two trustees are expiring. The Governance Committee of the Board nominated the trustees, whose terms are expiring in 2008, as set forth below, to serve for terms that expire in 2011. Other trustees do not need to stand for election this year and will continue in office for the rest of their respective terms. Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of trustees.

NOMINEES FOR TRUSTEES

     The Board has approved the nomination of the following individuals to serve as trustees until the annual meeting of shareholders to be held in 2011. The business address of each nominee and/or trustee listed below is Ellsworth Fund Ltd., 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Because Davis-Dinsmore serves as investment adviser to the Trust and to another investment company, Bancroft Fund Ltd. (Bancroft Fund), Bancroft Fund and the Trust make up a "fund complex" (Fund Complex). If re-elected, each nominee would oversee the two registered investment companies in the Fund Complex.

  NOMINEE WHO IS AN INDEPENDENT TRUSTEE


                          PRINCIPAL OCCUPATION(S)

                              TRUSTEE      DURING PAST 5 YEARS AND OTHER BUSINESS
  NAME AND AGE                 SINCE                     EXPERIENCE                  OTHER DIRECTORSHIP(S) HELD
  ----------------------      -------     ---------------------------------------    --------------------------
  Daniel D. Harding - 55       2007       Senior Advisor with Harding Loevner               Bancroft Fund
                                          Management LP (investment advisory
                                          firm) (since 2003).

                                          Formerly, Mr. Harding was
                                          co-founder and Chief Investment
                                          Officer at Harding Loevner
                                          Management LP (1989-2003).  Mr.
                                          Harding received his undergraduate
                                          degree from Colgate University.


  NOMINEE WHO IS AN INTERESTED PERSON

  Thomas H. Dinsmore (1) - 54  1986       Chairman and Chief Executive Officer              Bancroft Fund
                                          of the Trust, Bancroft Fund and
                                          Davis-Dinsmore (investment adviser to
                                          the Trust and Bancroft Fund)
                                          (since 1996).

                                          Mr. Dinsmore is a Chartered
                                          Financial Analyst. Mr. Dinsmore is
                                          President of the Closed-End Fund
                                          Association. Mr. Dinsmore received
                                          a B.S. degree in Economics from the
                                          Wharton School of Business at the
                                          University of Pennsylvania, and an
                                          M.A. degree in Economics from
                                          Fairleigh Dickinson University.
 ----------------------------

 (1) Mr. Dinsmore is an interested person (within the meaning of the Investment
     Company Act) of the Trust and Davis-Dinsmore because he is an officer of the Trust and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.

REQUIRED VOTE

     Trustees are elected by a plurality vote of shares cast at the Annual Meeting, meaning that the trustee nominee with the most affirmative votes for a particular seat on the Board is elected for such seat. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal. Any broker non-vote will have no effect on the outcome of this proposal.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THESE NOMINEES.

INFORMATION ABOUT THE TRUST'S OTHER TRUSTEES

     Information about the Trust's other trustees whose terms continue after the Annual Meeting is presented below. Each trustee oversees two registered investment companies in the Fund Complex, the Trust and Bancroft Fund.

     CONTINUING INDEPENDENT TRUSTEES

                                                   PRINCIPAL OCCUPATION(S)
                              TRUSTEE     DURING PAST 5 YEARS AND OTHER BUSINESS
  NAME AND AGE                 SINCE                     EXPERIENCE                  OTHER DIRECTORSHIP(S) HELD
  ----------------------      -------     ---------------------------------------    --------------------------
  Gordon F. Ahalt(1) - 79      1986       Retired.                                    Bancroft Fund; and Helix Energy
                                                                                      Solutions Group, Inc. (energy
                                          Formerly:  President of G.F.A. Inc.         services company)
                                          (petroleum industry consulting
                                          company) (1982 until 2000);
                                          Consultant, W. H. Reaves & Co., Inc.,
                                          (an asset management company)
                                          (1987-1998).  Mr. Ahalt spent his
                                          career as an analyst of and a
                                          consultant to the petroleum industry,
                                          and previously served as a director or
                                          executive officer of several energy
                                          companies and an oil and gas
                                          exploration company.  Mr. Ahalt
                                          received a B.S. degree in Petroleum
                                          Engineering from the University of
                                          Pittsburgh.
  ---------------------------------

  (1) Term as trustee will expire in 2010.



                                                   PRINCIPAL OCCUPATION(S)
                              TRUSTEE     DURING PAST 5 YEARS AND OTHER BUSINESS
  NAME AND AGE                 SINCE                     EXPERIENCE                  OTHER DIRECTORSHIP(S) HELD
  ----------------------      -------     ---------------------------------------    --------------------------
  Elizabeth C. Bogan,          1986       Senior Lecturer in Economics at
  Ph.D. (1) - 63                          Princeton University (since 1992).                Bancroft Fund

                                          Formerly: Chairman of Economics and
                                          Finance Department, Fairleigh
                                          Dickinson University, and a member of
                                          the Executive Committee for the
                                          College of Business Administration.
                                          Dr. Bogan has chaired numerous
                                          administrative and academic
                                          committees.  Dr. Bogan received an
                                          A.B. degree in Economics from
                                          Wellesley College, an M.A. degree in
                                          Quantitative Economics from the
                                          University of New Hampshire, and a
                                          Ph.D. degree in Economics from
                                          Columbia University.  Her writings on
                                          finance have been published in The
                                          Financial Analysts Journal and in
                                          other journals.

  Nicolas W. Platt (1) - 54    1997       Managing Director, Rodman & Renshaw,
                                          LLC (investment banking firm) (since
                                          2006).                                            Bancroft Fund

                                          Formerly: President, CNC-US
                                          (international consulting company)
                                          (January 2003 to August 2006); Senior
                                          Partner of Platt & Rickenbach
                                          (financial relations firm) (May 2001
                                          to January 2003); Senior Executive
                                          with the WPP Group, UK and its public
                                          relations subsidiaries, Ogilvy Public
                                          Relations, Burson-Marsteller and
                                          Robinson Lehr Montgomery (January 1995
                                          to April 2001).  Mr. Platt received a
                                          B.A. degree from Skidmore College and
                                          an M.A. degree in Economics from
                                          Columbia University


  ---------------------------------
  (1) Term as trustee will expire in 2010.


  CONTINUING TRUSTEE WHO IS AN INTERESTED PERSON

                                                   PRINCIPAL OCCUPATION(S)
                              TRUSTEE     DURING PAST 5 YEARS AND OTHER BUSINESS
  NAME AND AGE                 SINCE                     EXPERIENCE                  OTHER DIRECTORSHIP(S) HELD
  ----------------------      -------     ---------------------------------------    --------------------------
  Jane D. O'Keeffe(1)(2) - 52  1995       President of the Trust, Bancroft                  Bancroft Fund
                                          Fund and Davis-Dinsmore (registered
                                          investment adviser) (since 1996).

                                          Ms. O'Keeffe received a B.A. degree
                                          from University of New Hampshire and
                                          attended the Lubin Graduate School of
                                          Pace University.

   ----------------------------------
   (1) Ms. O'Keeffe is an interested person (within the meaning of the Investment Company Act) of the Trust and Davis-Dinsmore because she is an officer of the Trust and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.
   (2)    Term as trustee will expire in 2009.

   CERTAIN RELATIONSHIPS

     Thomas H. Dinsmore and Jane D. O'Keeffe are brother and sister.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board has three committees: an Audit Committee, a Governance Committee and a Pricing Committee.

     AUDIT COMMITTEE

     The Trust has an Audit Committee that is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the Exchange Act). The Audit Committee is comprised entirely of independent trustees (Mr. Ahalt, Dr. Bogan and Mr. Harding, with Dr. Bogan serving as Chairperson). In addition, all such members are independent as such term is defined by the American Stock Exchange's Company Guide.

     The Audit Committee operates pursuant to a written charter. A current copy of the Audit Committee's charter is available at the Trust's website at www.ellsworthfund.com. In accordance with its charter, the Audit Committee oversees the Trust's accounting and financial reporting policies and practices, as well as the quality and objectivity of the Trust's financial statements and the independent audit of the financial statements. Among other duties, the Committee is responsible for: (i) the appointment, compensation, retention and oversight of any independent registered public accountants employed by the Trust (including monitoring the independence qualifications and performance of such accountants and resolution of disagreements between the Trust's management and the accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;
(ii) overseeing the accounting and financial reporting process of the Trust;
(iii) monitoring management's preparation of financial statements of the Trust to promote accuracy and integrity of such financial statements and asset valuation; (iv) assisting the Board in its oversight of the Trust's compliance with legal and regulatory requirements that related to the Trust's accounting and financial reporting, internal control over financial reporting and independent audits; (v) pre-approving all permissible audit and non-audit services provided to the Trust by its independent accountants, to the extent required by Section 10A of the Exchange Act; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Trust's independent registered public accountants to the Trust's investment adviser and certain other affiliated entities if the Trust's independent registered public accountants are the same as, or affiliated with, the investment adviser's or affiliated entities' accountants; and (vii) to the extent required by Regulation 14A under the Exchange Act, preparing an audit committee report for inclusion in the Trust's annual proxy statement.

     AUDIT COMMITTEE REPORT

     The Audit Committee reviewed and discussed the Trust's audited financial statements with its independent registered public accountants, Tait, Weller & Baker LLP (Tait Weller). These discussions included the accountant's judgments about the quality, not just acceptability, of the Trust's accounting principles as applied in its financial reporting. Tait Weller, the Audit Committee, and management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures, with a particular focus on critical accounting policies.

     The Audit Committee has received a letter from Tait Weller required by the Public Company Accounting Oversight Board disclosing all relationships between Tait Weller and its related entities and the Trust. The Audit Committee discussed with Tait Weller its independence as the Trust's independent registered public accountants. In addition, the Audit Committee has considered whether the provision by Tait Weller of non-audit services to the Trust and to the Bancroft Fund is compatible with the continuing independence of Tait Weller. The Audit Committee also reviewed and discussed the Trust's audited financial statements with management.

     Based on the review and discussions described above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Trust's annual report to shareholders for the fiscal year ended September 30, 2007 for filing with the Securities and Exchange Commission (SEC).

                                          Elizabeth C. Bogan, Ph.D., Chairperson
                                          Gordon F. Ahalt
                                          Daniel D. Harding


     GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of independent trustees (Mr. Ahalt, Dr. Bogan and Mr. Platt, with Mr. Ahalt serving as Chairman). In addition, all such members are independent as such term is defined by the American Stock Exchange's Company Guide.

     The Governance Committee operates pursuant to a written charter. A current copy of the Governance Committee's charter is available at www.ellsworthfund.com. In accordance with its charter, the Committee, among other duties, is responsible for: (i) nominating persons for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur on the Board, and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, and the Pricing Committee; (iii) reviewing from time to time the compensation, if any, payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) overseeing the selection of independent legal counsel to the independent trustees; and (vi) monitoring the performance of independent legal counsel employed by the Trust and the independent trustees.

     Prior to a meeting of the shareholders of the Trust called for the purpose of electing trustees, the Governance Committee will nominate one or more persons for election as trustees at such meeting. The Governance Committee is also responsible for nominating trustees to fill vacancies resulting from an increase in the size of the Board or as a result of the resignation, death or removal of a trustee. The independent trustees are generally authorized to elect nominees to fill such vacancies.

     Evaluation by the Governance Committee of a person as a potential nominee to serve as a trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committee: (i) upon advice of independent legal counsel to the independent trustees, that the person will qualify as an independent trustee (applicable only to the nomination of independent trustees), and that the person is otherwise not disqualified under the Investment Company Act or the rules of the American Stock Exchange from serving as a trustee of the Trust; (ii) with respect to the nomination of independent trustees only, that the person is free of any material relationship with the Trust (other than as a shareholder of the Trust), that would interfere with the exercise of independent judgment; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) that the person can make a positive contribution to the Board and the Trust, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (v) that the person is of good character and high integrity; (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board; (vii) that the person is not an American Stock Exchange employee or floor member; and (viii) that the composition of the Board is varied as to educational background, business experience and occupation.

     Consistent with the Investment Company Act, the Governance Committee can consider recommendations from management in its evaluation process.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustee, provided that: (i) such nominating person is a shareholder of record at the time he or she submits the name of such nominee,
(ii) such person is a shareholder of record at the time of the meeting at which shareholders are elected, (iii) such person is entitled to vote at the meeting of shareholders at which trustees will be elected; and (iv) the Governance Committee shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

     A shareholder may, at the 2009 annual meeting of shareholders, nominate an individual for election to the Board at such meeting if the shareholder: (i) is a shareholder of record at the time of giving notice to the Trust as described in (iv) below; (ii) is a shareholder of record at the time of the 2009 Annual Meeting, (iii) is entitled to vote at the 2009 Annual Meeting; and (iv) has complied with the notice procedures in the Trust's bylaws. Such notice procedures require that a shareholder submit the nomination in writing to the Secretary of the Trust no earlier than September 13, 2008 but no later than October 13, 2008. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Exchange Act (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected). The notice must also contain the shareholder's name and address as they appear on the Trust's books (and the name and address of any beneficial owner, on whose behalf the nomination is made) and the number of shares of beneficial interest owned beneficially and of record by such shareholder and beneficial owner.

     PRICING COMMITTEE

     The Pricing Committee is comprised of three members, two of whom are independent trustees (Mr. Harding and Mr. Platt, with Mr. Platt serving as Chairman) and one of whom is an interested person

(Mr. Dinsmore). In accordance with its charter, the Committee assists the Trust's investment adviser, Davis-Dinsmore, in its valuation of the Trust's portfolio securities when pricing anomalies arise and the full Board is not available to assist Davis-Dinsmore in making a fair value determination.

     It is anticipated that the Committee will meet only as pricing anomalies or other issues arise that cannot be resolved by the entire Board due to time constraints.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the 2007 fiscal year, the Board met eight times, the Audit Committee met four times, the Governance Committee met four times, and the Pricing Committee met one time. During the 2007 fiscal year, all trustees attended at least 75% of meetings of the Board and of each Committee on which such trustees served. The Trust's policy regarding trustee attendance at annual meetings of shareholders is that trustees are encouraged but not required to attend such annual meetings. Each of the Trust's then current trustees attended the Trust's 2007 annual meeting of shareholders.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

     The Trust adopted Shareholder Communication Procedures (the Procedures) that set forth the process by which shareholders of the Trust may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual trustee, such communication would be covered by the Procedures. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and communications made in connection with such proposals are not subject to the Procedures. The Trust's bylaws also contain provisions requiring a shareholder to provide advance notice of his or her intention to nominate, at the Trust's annual meeting of shareholders, an individual for election as trustee.

     Pursuant to the Procedures, shareholders should send their communications to the Trust's Shareholder Relations Group. Communications may be sent by regular mail or delivery service to the following address: 65 Madison Avenue, Suite 550, Morristown, NJ 07960. E-mail communications may be sent to: info@ellsworthfund.com. All shareholder communications that are directed to the Board or an individual trustee of the Trust in his or her capacity as trustee and received by the Shareholder Relations Group shall be promptly forwarded to the individual trustee of the Trust to whom they were addressed or to the full Board, as applicable. Copies of all such shareholder communications will also be distributed to the Chairs of the Trust's Audit Committee and Governance Committee, and to counsel for the Trust and for the independent trustees. Counsel for the Trust and for the independent trustees, upon receipt of its copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Trust and for the independent trustees, working with the Chairs.

TRUSTEES' COMPENSATION

     Mr. Dinsmore and Ms. O'Keeffe are the only trustees of the Trust who are officers of the Trust or Davis-Dinsmore. Each trustee who is not an officer of the Trust or Davis-Dinsmore currently receives (1) an annual fee of $7,500, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each shareholders' meeting attended, and (4) $500 for each Committee meeting attended. The chairperson of each Committee receives an additional $2,000 annual fee.

     The following table shows the compensation that was paid to the trustees solely by the Trust as well as by the Fund Complex as a whole (which consists of two registered investment companies, the Trust and Bancroft Fund) during the 2007 fiscal year.

                                     AGGREGATE COMPENSATION   TOTAL COMPENSATION
                                           FROM TRUST         FROM FUND COMPLEX
                                     ----------------------   ------------------
Thomas H. Dinsmore................         $   -0-                  $   -0-
Jane D. O'Keeffe..................         $   -0-                  $   -0-
Gordon F. Ahalt...................         $20,500                  $41,000
Elizabeth C. Bogan, Ph.D..........         $19,500                  $39,500
Donald M. Halsted (1).............         $ 5,875                  $11,750
Daniel D. Harding.................         $14,125                  $28,250
Duncan O. McKee (2)...............         $13,500                  $27,000
Robert J. McMullan (3)............         $18,125                  $37,625
Nicolas W. Platt..................         $19,000                  $38,000


(1)  Mr. Halsted retired as a trustee effective as of December 31, 2006.

(2)  Mr. McKee retired as a trustee effective as of September 30, 2007.

(3)  Mr. McMullan resigned as a trustee effective as of October 1, 2007.

SECURITY OWNERSHIP OF MANAGEMENT

     The Trust's trustees, nominees for trustee and officers owned the Trust's shares as shown on the following table as of October 31, 2007 (officers of the Trust are identified in the "Additional Information - Executive Officers" section of this proxy).

                                                           SHARES OF TRUST
                                                         OWNED BENEFICIALLY*
                                                         -------------------
Gordon F. Ahalt....................................            2,400 (1)
Elizabeth C. Bogan, Ph.D...........................           26,792
Thomas H. Dinsmore.................................           42,025 (2)
Daniel D. Harding. ................................            1,000
Jane D. O'Keeffe...................................           11,940 (3)
Nicolas W. Platt...................................              500
H. Tucker Lake, Jr.................................           15,555 (4)
Gary I. Levine.....................................            2,981 (5)
Germaine M. Ortiz..................................            1,884 (6)
Mercedes A. Pierre.................................            2,880 (7)
Joshua P. Lake.....................................            2,438 (8)

---------------------------------
* Represents for each trustee and officer less than 1% of the outstanding shares of the Trust. As of October 31, 2007, trustees and officers of the Trust beneficially owned in the aggregate 110,395 shares of the Trust, representing approximately 0.10% of the outstanding shares. Except as otherwise indicated, each trustee and officer possesses sole investment and voting power with respect to shares beneficially owned.

(1) Mr. Ahalt possesses shared investment and voting power with his wife.

(2) Includes (i) 541 shares held in trust for the benefit of Mr. Dinsmore's minor child, (ii) 5,213 shares which Mr. Dinsmore owned jointly with his wife, and (iii) 3,655 shares owned solely by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.

(3) Includes (i) 1,596 shares held in trust for the benefit of Ms. O'Keeffe's minor children, and (ii) 1,386 shares owned jointly with her husband.

(4) Includes 12,358 shares owned by Mr. Lake's spouse.

(5) Includes (i) 375 shares as to which Mr. Levine possesses shared investment and voting power, (ii) 604 shares held in trust for the benefit of Mr. Levine's minor children, and (iii) 2,002 shares owned by his wife.

(6) Includes 675 shares as to which Ms. Ortiz possesses shared investment and voting power.

(7) Includes 464 shares as to which Ms. Pierre possesses shared investment and voting power.

(8) Includes 104 shares as to which Mr. Lake possesses shared investment and voting power.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Based solely on a review of filings with the SEC, the following table provides information about those shareholders that beneficially own more than 5% of the outstanding shares of the Trust.

                                                         PERCENT OF OUTSTANDING
       NAME                     NUMBER OF SHARES OWNED          SHARES
-----------------------------   ----------------------   ----------------------
Relative Value Partners, LLC           1,318,923                 10.4%
   1033 Skokie Boulevard
   Suite 150
   Northbrook, IL 60062 (1)


(1) Based upon information disclosed in a Form 3 dated November 14, 2007.

                                   PROPOSAL 2

  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     Although not required to do so, the Board seeks your ratification of the Audit Committee's appointment of Tait Weller as the Trust's independent registered public accountants for the 2008 fiscal year. The Board believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will meet to select new independent registered public accountants for the Trust's 2008 fiscal year. We do not expect that a representative from Tait Weller will be present at the Annual Meeting. However, should a Tait Weller representative choose to attend, he or she will have an opportunity to make a statement and to respond to appropriate questions.

FEES BILLED BY TAIT WELLER RELATED TO THE TRUST

     Set forth in the table below are the aggregate fees billed to the Trust by Tait Weller for services rendered to the Trust during the Trust's last two fiscal years ended September 30, 2006 and September 30, 2007.

Fiscal Year Ended
 September 30   Audit Fees  Audit-Related Fees(1)  Tax Fees (2)  All Other Fees
 ------------   ----------  ------------------     --------      --------------
     2006       $   31,000          $0             $  2,600           $0
     2007       $   32,000          $0             $  2,700           $0

Tait Weller billed the Trust aggregate non-audit fees of $2,700 for the fiscal year ended 2007, and $2,600 for the fiscal year ended 2006, for non-audit services rendered to the Trust.

(1) All Audit-Related Fees were pre-approved by the Trust's Audit Committee. No Audit-Related Fees were approved by the Trust's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2) "Tax Fees" include those fees billed by Tait Weller in connection with their review of the Trust's income tax returns for fiscal years 2006 and 2007. All Tax Fees were pre-approved by the Trust's Audit Committee. No Tax Fees were approved by the Trust's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

NON-AUDIT SERVICES BILLED TO DAVIS-DINSMORE

     During each of the last two fiscal years ended September 30, 2007 and September 30, 2006, Tait Weller did not provide any non-audit services to Davis-Dinsmore or its affiliates or otherwise bill Davis-Dinsmore or its affiliates for any non-audit services.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Trust by its independent registered public accountants before they are provided to the Trust. Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services. The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

     The Audit Committee also pre-approves non-audit services to be provided by the Trust's independent registered public accountants to the Trust's investment adviser if the engagement relates directly to the operations and financial reporting of the Trust and if the Trust's independent registered public accountants are the same as, or affiliated with, the investment adviser's registered public accountants.

REQUIRED VOTE

     The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee's appointment of the independent registered public accountants. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

                        ADDITIONAL INFORMATION ON VOTING

VOTING BY PROXY

     Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. If you are the record owner of your shares on the books of the Trust's transfer agent, then you may also submit your proxy vote by telephone or via the Internet, by following the instructions accompanying this Proxy Statement. If your broker holds your shares in its name, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Returning the proxy card or using any of the available alternative proxy voting methods will not affect your right to attend the Annual Meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote or use any of the available alternative proxy voting methods, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card or use any of the available alternative proxy voting methods but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     o    FOR the election of all nominees for trustees.

     o FOR ratification of the appointment of independent registered public accountants for 2008.

     Your proxy will also have authority to vote and act on your behalf at any adjournment of the meeting.

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

     o    You may send in another proxy with a later date.

     o If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

     o You may notify the Trust's Secretary in writing before the Annual Meeting that you have revoked your proxy.

     o You may vote in person at the Annual Meeting if you were the record owner of your shares on the record date.

VOTING IN PERSON

     If you do attend the Annual Meeting, were the record owner of your shares on the record date, and wish to vote in person, we will give you a ballot when you arrive. HOWEVER, IF YOUR SHARES WERE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE ON THE RECORD DATE, YOU MUST BRING A LETTER FROM THE NOMINEE INDICATING THAT YOU WERE THE BENEFICIAL OWNER OF THE SHARES ON NOVEMBER 14, 2007, THE RECORD DATE FOR VOTING, AND AUTHORIZING YOU TO VOTE. THE LETTER MUST ALSO STATE WHETHER BEFORE THE ANNUAL MEETING YOU AUTHORIZED A PROXY TO VOTE FOR YOU AND IF SO, HOW YOU INSTRUCTED SUCH PROXY TO VOTE.

QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote a majority of all shares outstanding on the record date are present in person or by proxy. Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

ADJOURNMENTS

     If a quorum is not present at the Annual Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies they are entitled to vote "for" a proposal in favor of such an adjournment and will vote those proxies required to be voted "against" such proposal against such an adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

     Davis-Dinsmore Management Company, 65 Madison Avenue, Morristown, New Jersey 07960, is the Trust's investment adviser and administrator.

EXECUTIVE OFFICERS

     The Trust's executive officers are elected by the Board, receive no compensation from the Trust and hold office until the meeting of the Board following the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal. Information about these officers is presented below.

NAME, AGE AND POSITION(S) HELD     OFFICER    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
         WITH THE TRUST             SINCE              AND BUSINESS EXPERIENCE
------------------------------     -------    -----------------------------------------------------------
Thomas H. Dinsmore - 54             1986      Information about Mr. Dinsmore is presented earlier in this
   Trustee, Chairman and Chief                proxy statement under "Proposal 1, Election of Trustees -
   Executive Officer                          Nominees for Trustees - Nominee Who is an Interested Person."



NAME, AGE AND POSITION(S) HELD     OFFICER    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
         WITH THE TRUST             SINCE              AND BUSINESS EXPERIENCE
------------------------------     -------    -----------------------------------------------------------
Jane D. O'Keeffe - 52               1994      Information about Ms. O'Keeffe is presented earlier in this
   Trustee and President                      proxy statement under "Proposal 1, Election of Trustees -
                                              Information About the Trust's Other Trustees - Continuing
                                              Trustee Who is an Interested Person."

H. Tucker Lake, Jr. - 60            1994      Vice President of the Trust, Bancroft Fund (since 2002) and
   Vice President                             Davis-Dinsmore (since 1997).

                                              Formerly:  Vice President, Trading of the Trust (1994-2002).


Joshua P. Lake, C.T.P. - 31         2002      Treasurer of the Trust and Bancroft Fund (since April 2004),
   Treasurer and Assistant Secretary          Assistant Secretary of the Trust and Bancroft Fund (since
                                              February 2002) and Assistant Treasurer and
                                              Assistant Secretary of Davis-Dinsmore (since
                                              February 2002).

                                              Formerly:  Assistant Treasurer of the Trust and Bancroft Fund
                                              (from 2002 to 2004).

Gary I. Levine - 50                 1986      Executive Vice President and Chief Financial Officer of the
   Executive Vice President, Chief            Trust, Bancroft Fund and Davis-Dinsmore (since April 2004);
   Financial Officer and Secretary            Secretary of the Trust, Bancroft Fund and Davis-Dinsmore
                                              (since November 2003); Treasurer of Davis-Dinsmore (since
                                              1997).

                                              Formerly:  Vice President of the Trust, Bancroft Fund and
                                              Davis-Dinsmore (January 2002 - April 2004); Treasurer of the
                                              Trust and Bancroft Fund (April 1993 - April 2004).

Germaine M. Ortiz - 38              1996      Vice President of the Trust, Bancroft Fund and Davis-Dinsmore
   Vice President                             (since 1999).

Mercedes A. Pierre - 46             1998      Vice President of the Trust and Bancroft Fund (since April
   Vice President and Chief Compliance        2004); Chief Compliance Officer of the Trust and Bancroft
   Officer                                    Fund (since July 2004); and Vice President and Chief
                                              Compliance Officer of Davis-Dinsmore (since 2004).

                                              Formerly:  Assistant Treasurer of the Trust and Bancroft Fund
                                              (January 1998 - February 2005).

CERTAIN RELATIONSHIPS

     H. Tucker Lake, Jr. is the cousin of Thomas H. Dinsmore and Jane D. O'Keeffe and the father of Joshua P. Lake. Gary I. Levine's wife is Germaine M. Ortiz's first cousin.

DOLLAR RANGE OF SECURITIES HELD BY TRUSTEES AND NOMINEES

     Set forth below is the dollar range of equity securities beneficially owned
(1) in both the Trust and Fund Complex by each trustee and each nominee for election as a trustee of the Trust as of October 31, 2007.(2)

                                                     AGGREGATE DOLLAR RANGE OF
                                                      EQUITY SECURITIES IN ALL
                                                      FUNDS OVERSEEN OR TO BE
                             DOLLAR RANGE OF EQUITY  OVERSEEN BY THE TRUSTEE OR
                                 SECURITIES IN                NOMINEE
                                THE TRUST (3)             IN FUND COMPLEX (4)
                                ---------------      --------------------------

Gordon F. Ahalt.............      $10,001-$50,000          $10,001-$50,000
Elizabeth C. Bogan, Ph.D....       over $100,000            over $100,000
Thomas H. Dinsmore..........       over $100,000            over $100,000
Daniel D. Harding. .........         $1-$10,000            $10,001-$50,000
Jane D. O'Keeffe............       over $100,000             over $100,000
Nicolas W. Platt............         $1-10,000              $10,001-$50,000

----------------------------
(1) Beneficial ownership has been determined based upon the trustee's or nominee's direct or indirect pecuniary interest in the equity securities.

(2)  The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     or over $100,000.

(3) The dollar range of equity securities owned in the Trust is based on the closing price of $8.52 on October 31, 2007 on the American Stock Exchange.

(4) The dollar range of equity securities owned in the Fund Complex is based on the closing price of $8.52 for the Trust and $21.35 for Bancroft Fund on October 31, 2007 on the American Stock Exchange.

PROXY SOLICITATION

     The Trust expects to solicit proxies principally by mail. The Trust will pay the cost of soliciting proxies and may reimburse third parties for their expenses in forwarding solicitation materials to the beneficial owners of the Trust's shares. Officers of the Trust may also solicit proxies by telephone, facsimile, the Internet or personal interview, and will not receive any additional compensation for such solicitation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, Section 30(h) of the Investment Company Act, and the regulations of the SEC thereunder, require the Trust's officers and trustees and direct or indirect beneficial owners of more than 10% of the Trust's shares, as well as Davis-Dinsmore, its directors and officers and certain of its other affiliated persons (collectively, Reporting Persons), to file initial reports of ownership and changes in ownership with the SEC. Reporting Persons are required to furnish the Trust with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it and written representations, the Trust believes that all filing requirements applicable to the Reporting Persons have been complied with during the fiscal year ended September 30, 2007.

SHAREHOLDER PROPOSALS

     If you want us to consider including a shareholder proposal in the Trust's proxy statement for the 2009 annual meeting of shareholders, we must receive it from you no later than July 29, 2008. To be eligible to submit a proposal, you must demonstrate satisfaction of the requirements for making shareholder proposals set forth in the proxy rules promulgated by the SEC.

     A shareholder may bring other business before the 2009 Annual Meeting of shareholders if: (1) the shareholder is a shareholder of record at the time of giving notice to the Trust; (2) the shareholder is entitled to vote at the 2009 Annual Meeting; (3) the shareholder has complied with the notice procedures in the Trust's bylaws, and (4) such other business is otherwise a proper matter for action by shareholders. The notice procedures require that a shareholder submit the proposal in writing to the Secretary of the Trust no earlier than September 13, 2008 but no later than October 13, 2008. The notice must include a brief description of the business desired to be brought before the 2009 Annual Meeting, the reasons for conducting such business at the 2009 Annual Meeting, and any material interest the shareholder and any beneficial owners on whose behalf the proposal is made may have in such business. The notice must also include the shareholder's name and address as they appear on the Trust's books (and the name and address of any beneficial owner on whose behalf the proposal is made), as well as the number of shares owned of record and beneficially by such shareholder and beneficial owner.

                                              By order of the Board of Trustees,

                                              /s/      THOMAS H. DINSMORE
                                              ----------------------------------
                                                       Thomas H. Dinsmore
                                               Chairman of the Board of Trustees
November 26, 2007

                               ELLSWORTH FUND LTD.

                  ANNUAL MEETING TO BE HELD JANUARY 11, 2008
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Thomas H. Dinsmore, Gary I. Levine, and Jane D. O'Keeffe, and any one of them separately, attorneys and proxies, with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of shareholders of Ellsworth Fund Ltd. (the "Trust") at The Madison Hotel, One Convent Road, Morristown, New Jersey 07960 on January 11, 2008 at 11 a.m., and at all adjournments or postponements thereof, according to the number of beneficial shares which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. UNLESS OTHERWISE MARKED ON THE REVERSE HEREOF, THIS PROXY IS GIVEN WITH AUTHORITY TO VOTE FOR THE TRUSTEES LISTED, AND FOR THE PROPOSAL TO RATIFY THE AUDIT COMMITTEE'S SELECTION OF ACCOUNTANTS.

           PLEASE FILL IN, DATE AND SIGN THE PROXY ON THE OTHER SIDE
              AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE


--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE    /X/

1. Election as trustees of all nominees listed below for the terms specified in the proxy statement.

                           NOMINEES:

/  / FOR ALL NOMINEES      / / Thommas H. Dinsmore

                           / / Daniel D. Harding

/  / WITHHOLD AUTHORITY FOR ALL NOMINEES

/  / FOR ALL EXCEPT
     (See instructions below)



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: /X/

--------------------------------------------------------------------------------

                                                 FOR      AGAINST     ABSTAIN
2. Proposal to ratify selection of accountants.  / /       / /          / /

YOUR VOTE IS IMPORTANT TO US. PLEASE FILL IN, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that      / /
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of Shareholder                                      Date
                        ---------------------------------     ------------------

Signature of Shareholder                                      Date
                        ---------------------------------     ------------------


NOTE: Please sign as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.